                                                                  Exhibit 10.8.1

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of Expedia's confidential treatment request.

                                Amendment No. 4
             to CRS Marketing, Services and Development Agreement

This Amendment No. 4 to the CRS Marketing, Services and Development Agreement (the "Amendment") is entered into as of July 1, 2001 (the "Amendment Effective Date"), by and between Expedia, Inc. ("EI"), a Washington corporation with its principal office at 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, and Worldspan, L.P., a Delaware limited partnership ("Worldspan"), with its principal office at 300 Galleria Parkway, NW, Atlanta, Georgia 30339.

                                   Recitals

     Microsoft Corporation ("Microsoft") and Worldspan entered into that certain CRS Marketing, Services and Development Agreement dated December 15, 1995, as amended by the parties pursuant to that certain Amendment No. 1 dated January 1, 1997, Amendment No. 2 dated July 1, 1998, and Amendment No. 3 dated April 1, 1999 (collectively, the "Agreement").

     Microsoft's rights and obligations under the Agreement have been assigned to and assumed by EI, which is the successor in interest to Microsoft for all purposes relating to the Agreement.

     EI and Worldspan now desire to modify the Agreement as set forth herein.

     Now, Therefore, in consideration of the above recitals, the mutual undertakings of the parties as contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1. Definitions
        -----------

     Terms in capitalized form not defined in the text of this Amendment No. 4 shall have the meanings set forth in the Agreement.

     2. Term
        ----

        (a) Section 7.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

        7.1. Unless earlier terminated as provided herein, the term of this Agreement (the "Term") shall commence as of December 15, 1995, and shall continue thereafter until December 15, 2010.

        (b) Section 7.5 of the Agreement is hereby deleted and replaced in its entirety with the following:

        7.5 EI shall have the option to terminate this Agreement upon written notice to WORLDSPAN in the event that WORLDSPAN migrates EI and EI Systems users to a computer reservation system not operated by WORLDSPAN.

     3. Financial Arrangements
        ----------------------

        The last sentence of Section 2(a) of Amendment No. 3 is hereby deleted in its entirety. Section 11.1.B of the Agreement, as set forth in Amendment No. 3, is hereby deleted and replaced in its entirety with the following:

        11.1.B (i) The parties agree that WORLDSPAN shall pay to EI the revenue share amount indicated in Schedule 11.1 of this Agreement (the "Revenue Share"). Within thirty (30) days from the end of each calendar month, WORLDSPAN shall furnish EI with a statement together with payment for all amounts shown thereby to be due to EI. That statement shall be based upon the Revenue Share for the month preceding the month then ended, and shall contain information sufficient to discern how the Revenue Share was computed.

               (ii) At the end of each calendar year, WORLDSPAN shall reconcile the amounts billed to and paid by Participating Airlines, Participating Cars and Participating Hotels (collectively, "Participating Vendors") for Net Segments (as defined in Schedule 11.1) made by EI System users. In the event a Participating Vendor fails to pay and WORLDSPAN, despite using reasonable business efforts, is unable to collect fees from such Participating Vendor, WORLDSPAN shall notify EI in writing of such uncollected amounts. Within thirty (30) days of receipt of WORLDSPAN's notice, EI will refund (or WORLDSPAN may set off from amounts owed by WORLDSPAN to EI hereunder) the amounts paid to EI by WORLDSPAN for such Net Segments. EI shall not be required to refund any amounts where WORLDSPAN fails to collect due to a marketing or other arrangement with a Participating Vendor.

     4.  Use of Logos/CRS Usage Commitment
         ---------------------------------

         Section 8 of Amendment No. 1 and Section 8 of Amendment No. 3 to the Agreement are hereby deleted in their entirety and a new Section 35 is added to the Agreement to provide as follows:

         35.  Other Agreements.
              ----------------

         35.1 Use of WORLDSPAN Logo. EI will include the "Worldspan Wired" logo
              ---------------------
     on the bottom of the Expedia home page as long as there is at least one (1) other third-party, non-advertising logo in the same general location. Placement and size of all third-party, non-advertising logos will be determined by EI, however, EI will use commercially reasonable best efforts to feature the WORLDSPAN logo in a manner similar to the presentation of any other third-party, non-advertising logo featured on the Expedia home page.

         35.2 CRS Usage Commitment. During the Term of this Agreement,
              --------------------
     WORLDSPAN agrees to provide the same or comparable significant functionality tools and features (such as a ticketless functionality) as other computer reservation systems. So long as WORLDSPAN complies with the foregoing, EI agrees that it will maintain during the Term of this Agreement, on a [*] basis, no less than [*] CRS booking share from Expedia on the WORLDSPAN System ("Minimum Commitment"). At any time after EI enters into an agreement with another CRS for Expedia, EI shall provide WORLDSPAN with a quarterly report that details bookings made by Expedia users. In the event EI does not maintain at least the Minimum Commitment CRS booking share from Expedia on the WORLDSPAN System, the amounts otherwise payable to EI pursuant to Schedule 11.1 shall be reduced by [*]. For purposes of this Section only, the term "CRS" shall mean the following entities and their successors and affiliates: [*].

     5.  Revenue Share
         -------------

         The Agreement is hereby amended by adding thereto as Schedule 11.1, the
     Schedule 11.1 attached as Appendix 1 of this Amendment No. 4. Appendix 1 of Amendment No. 1 and Appendix 1 of Amendment No. 3 shall be deleted and replaced in their entirety by such Schedule 11.1.

     6.  Confidentiality

         This Amendment shall be considered Confidential Information according to the Agreement.

     7.  Effective Date
         --------------

         Except as provided in this Amendment, the provisions of this Amendment shall be effective as of the Amendment Effective Date.

     8.  Continuation of Agreement
         -------------------------

          Except as provided in this Amendment, the Agreement shall continue in full force and effect.


[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representatives as of the date first above written.


Expedia, Inc.                          Worldspan, L.P.

By:  /s/ Byron Bishop                  By:  /s/ Sue Powers
    ---------------------------------      ---------------------------------

Print Name: Byron Bishop               Print Name: Sue Powers

Title: Senior Vice President,          Title: Senior Vice President and General
       Transportation and Core                Manager - Worldwide E-Commerce
       Development

                                                                      Appendix 1

                                 Schedule 11.1
                                 Revenue Share

A.   Air Segment Revenue Share
     -------------------------

     WORLDSPAN shall pay EI a revenue share for Net Domestic Air Segments and Net International Air Segments based on the number and type of segments in accordance with the following:

          -------------------------------------------------------------
              Type of Net Segment                    Revenue Share
          -------------------------------------------------------------
           [*]                                             [*]
          -------------------------------------------------------------
           [*]                                             [*]
          -------------------------------------------------------------

     In the event [*]. In the event [*]. If the parties are unable to agree [*]. At the end of such twelve (12) month period, either party may terminate this Agreement by providing the other party with ninety (90) days prior written notice thereof. [*]

B.   Car Segment Revenue Share
     -------------------------

     WORLDSPAN shall pay EI a revenue share for Net Car Segments equal to [*] for each Net Car Segment, except that WORLDSPAN shall not be required to pay any such revenue share for the [*] Net Car Segments during each Contract Year. For example, if the number of Net Car Segments during a Contract Year was [*], then WORLDSPAN would pay EI [*].

C.   Hotel Segment Revenue Share
     ---------------------------

     WORLDSPAN shall pay EI a revenue share for Net Hotel Segments equal to [*] for each Net Hotel Segment, except that WORLDSPAN shall not be required to pay any such revenue share for [*]. For example, if the number of Net Hotel Segments during a Contract Year was [*], and of the [*] Net Hotel Segments after the [*] Net Hotel Segments, [*], then WORLDSPAN would pay EI [*].

D.   Review of Revenue Share
     -----------------------

     The revenue share set forth in Sections A, B and C of this Schedule 11.1 shall be reviewed by WORLDSPAN and EI every [*]. In the event either party requests to renegotiate such revenue share at that time and the parties are unable to agree on new revenue share within sixty (60) days of the commencement of such negotiations, then at any time [*]. However, the [*].

E.   Weighted Message Fee
     --------------------

                         -------------------------------------------------------
                         [*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED
                                 AND FILED SEPARATELY WITH THE COMMISSION.
                              CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                     RESPECT TO THE OMITTED PORTIONS
                         -------------------------------------------------------

                                    11.1-1

     Within 30 days following the end of each month, EI will pay WORLDSPAN a Weighted Message Unit charge equal to (i) [*], multiplied by (ii) the amount, if any, by which (x) the number of [*] processed by the WORLDSPAN System during the then preceding six (6) calendar month period, exceeds (y) [*] multiplied by the number of Net Segments for that six (6) calendar month period.

F.   Definitions
     -----------

     "Air Segment" means each direct or through flight booked by means of
      -----------
     Expedia through the WORLDSPAN System for which WORLDSPAN receives a discrete payment from the applicable air carrier, as determined by the WORLDSPAN System.


     "Announced Rate" means Worldspan's announced rate for determining Airline
      --------------
     Fees payable to Worldspan by Participating Airlines for Net Segments.

     "Announced Rate Decrease" means a decrease in the Announced Rate below the
      -----------------------
     Announced Rate then in effect

     "Announced Rate Increase" means an increase in the Announced Rate above the
      -----------------------
     Announced Rate then in effect.

     "Car Segment" means each car rental booked by means of Expedia through the
      -----------
     WORLDSPAN System for which WORLDSPAN receives a discrete payment from the applicable car rental company, as determined by the WORLDSPAN System.

     "Contract Year" means each twelve (12) month period commencing, in the case
      -------------
     of the first Contract Year, on the date of Amendment No. 4 to this Agreement and thereafter upon the completion of the immediately preceding Contract Year.

     "Domestic Air Segment" means any Air Segment booked from a point of sale
      --------------------
     designated by WORLDSPAN as within Billing Conference 1.

     "Expedia" means the software code, informational databases, products, and
      -------
     other components that make up the travel services of EI and its subsidiaries and are branded "Expedia" or "Travelscape", which are marketed for use by individual end users in the United States, Belgium, Canada, France, Germany, the United Kingdom and/or such other locales as EI may elect to market its services, at its sole discretion, to enable such end users to shop for, reserve, book and pay for certain travel products and services (including, at a minimum, air travel, hotel accommodations, and car rentals) via a personal computer, telephone or other interactive device. The term "Expedia" as used in this Agreement shall be deemed to refer to all future versions of the above-described services, and includes without limitation any and all additional, follow-on, successor or replacement versions of such services.


[*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
                                    11.1-2

     "Hotel Segment" means each hotel stay booked by means of Expedia through
      -------------
     the WORLDSPAN System for which WORLDSPAN receives a discrete payment from the applicable hotel, as determined by the WORLDSPAN System.

     "International Air Segment" means any Air Segment booked from a point of
      -------------------------
     sale designated by WORLDSPAN as outside of Billing Conference 1.

     "Message" means each electronic transmission to the WORLDSPAN System
      -------
     generated by Expedia, EI, any employee, agent, or contractor of EI, or any Expedia user, and the associated response. The types of Messages as of the date of Amendment No. 4 to this Agreement are set forth in Exhibit A to this Schedule 11.1.

     "Net Car Segments" means, for any applicable time period, the number of Car
      ----------------
     Segments booked during that period less the number of Car Segments canceled during that period, as determined by the WORLDSPAN System.

     "Net Domestic Air Segments" means, for any applicable time period, the
      -------------------------
     number of Domestic Air Segments booked during that period less the number of Domestic Air Segments cancelled during that period, as determined by the WORLDSPAN System.

     "Net Hotel Segments" means, for any applicable time period, the number of
      ------------------
     Hotel Segments booked during that period less the number of Hotel Segments cancelled during that period, as determined by the WORLDSPAN System.

     "Net International Air Segments" means, for any applicable time period, the
      ------------------------------
     number of International Air Segments booked during that period less the number of International Air Segments cancelled during that period, as determined by the WORLDSPAN System.

     "Net Segments" means, for any applicable time period, all of the Net
      ------------
     Domestic Air Segments, Net International Air Segments, Net Car Segments, and Net Hotel Segments for that period.

     "Weighted Message Unit" means a unit of measurement for Messages that
      ---------------------
     reflects the respective average amount of computer and related resources required for the WORLDSPAN System to process a given type of Message, as determined in accordance with the methodology used by WORLDSPAN in the ordinary course of its business for that purpose. The number of Weighted Message Units for a given Message is determined by the Message Weight for that type of Message. The Message Weight for each of the types of Messages as of the date of Amendment No. 4 to this Agreement are set forth on Exhibit A to this Schedule 11.1.


                                    11.1-3

                                    Exhibit A
                            Message Weight Categories

Message Type                                                      Message Weight
------------                                                      --------------
[*]                                                               [*]




                                    [*] - TWO PAGES HAVE BEEN OMITTED AND FILED
                                          SEPARATELY WITH THE COMMISSION.
                                          CONFIDENTIAL TREATMENT HAS BEEN
                                          REQUESTED WITH RESPECT TO THE OMITTED
                                          PAGES

                                   11.1-A-1